Exhibit 10.13

SEVENTH AMENDMENT

This SEVENTH AMENDMENT, dated as of September 27, 2017 (this “Seventh Amendment”), is between INGLES MARKETS, INCORPORATED, a North Carolina corporation (the “Borrower”), the Lenders (as defined below) party hereto, and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower is a party to a Credit Agreement, dated as of May 12, 2009 (as amended by that certain First Amendment and Waiver, dated as of July 31, 2009, by that Second Amendment, dated as of December 29, 2010, by that Third Amendment, dated as of September 6, 2012, by that Fourth Amendment, dated as of June 12, 2013, by that Fifth Amendment, dated as of January 31, 2014, and by that Sixth Amendment, dated as of June 20, 2014, and as otherwise amended, restated, supplemented or modified on or prior to the date hereof, the “Existing Credit Agreement”; and as hereby amended and otherwise amended, restated, supplemented or modified from time to time on or after the Seventh Amendment Effective Date (as defined herein), the “Amended Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as Administrative Agent, a Swing Line Lender and L/C Issuer, and the other swing line lender, agents, joint lead arrangers and joint book managers party thereto.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Existing Credit Agreement as more specifically set forth herein and, subject to the terms and conditions hereof, the Administrative Agent and the undersigned Lenders have agreed to grant such request of the Borrower.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.01.Amendments to the Existing Credit Agreement.

(a)The Credit Agreement is, effective as of the Seventh Amendment Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), each as set forth in the pages of a conformed copy of the Credit Agreement attached as Annex A hereto.

(b)A new Exhibit G is hereby added to the Amended Credit Agreement in the form attached as Annex B hereto.

(c)Schedules 2.01 (Commitments and Applicable Percentages), 7.02 (Existing Indebtedness), 7.08 (Burdensome Agreements), and 10.02 (Administrative Agent's Office/Certain Addresses for Notices) to the Credit Agreement are hereby deleted and replaced in their entirety and replaced with the Schedules attached as Annex C hereto.

SECTION 1.02.Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)After giving effect to this Seventh Amendment, the representations and warranties of the Borrower contained in Article V of the Amended Credit Agreement or any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, (i) except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (ii) except the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement and (iii) references to Schedules shall be deemed to refer to the most updated supplements to the Schedules furnished pursuant to subsection (a) of Section 6.02 of the Amended Credit Agreement.

(b)After giving effect to this Seventh Amendment, each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Amended Credit Agreement, as amended by this Seventh Amendment, and the other Loan Documents on its part to be observed or performed and no Default has occurred or is continuing under the Amended Credit Agreement.

(c)The execution, delivery and performance by the Borrower of this Seventh Amendment have been duly authorized by the Borrower.

(d)This Seventh Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 1.03.Effectiveness.  This Seventh Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Seventh Amendment Effective Date”):

(a)The Administrative Agent shall have received duly executed counterparts of this Seventh Amendment which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and all of the Lenders.

(b)There shall exist no actions, suits, proceedings, claims or disputes pending or, to the actual knowledge of the Borrower, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of the Subsidiaries or against any of their respective properties or revenues or injunctions, writs, temporary restraining orders or other orders of any nature issued by any court or Governmental Authority that (i) purport to affect, pertain to or enjoin or restrain the execution, delivery or performance of this Seventh Amendment or the Amended Credit Agreement or any other Loan Document, or any transactions contemplated hereby or thereby or (ii) either individually or in the aggregate, in the case of any such suit, proceeding, claim or dispute which is reasonably likely to be adversely determined, either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

(c)The Administrative Agent shall have received a favorable opinion of Spielman & Hicks, LLC, counsel to the Borrower, addressed to the Administrative Agent and each Lender, as to the matters concerning the Borrower and the Loan Documents as the Required Lenders may reasonably request;

(d)The Administrative Agent shall have received a certificate by its secretary or an assistant secretary (or other similar officer) of the Borrower’s: (1) Organization Documents, certified as true, complete and correct copies, (2) good standing certificates in its state of incorporation (or formation), and (3) resolutions of its Board of Directors (or similar governing body) approving and authorizing the Borrower’s execution, delivery and performance of the Loan Documents (as amended by this Seventh Amendment) to which it is to become a party and the transactions contemplated thereby, and (4) signature and incumbency certificates of its officers executing any of the Loan Documents (as amended by this Amendment), all certified being in full force and effect without modification;

(e)The Administrative Agent shall have received evidence of effectiveness of the Amendment No. 4 to Continuing Covenant Agreement and Consent dated as of September 27, 2017 among the Borrower, Wells Fargo Bank, National Association and each Purchaser party thereto (as defined therein); and

(f)The Administrative Agent on behalf of the Lenders shall have received such other documents, instruments and certificates as they shall reasonably request and such other documents, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel.

SECTION 1.04.Lender Consent.  For purposes of determining compliance with the conditions specified in Section 1.03, each Lender that has signed this Seventh Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Seventh Amendment Effective Date specifying its objection thereto.

SECTION 1.05.APPLICABLE LAW.  THIS Seventh AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

SECTION 1.06.Costs and Expenses.  The Borrower shall pay all reasonable fees and out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Seventh Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04(a) of the Amended Credit Agreement.

SECTION 1.07.Counterparts.  This Seventh Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery by facsimile or PDF by any of the parties hereto of an executed counterpart of this Seventh Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Seventh Amendment.

SECTION 1.08.Existing Credit Agreement.  Except as expressly set forth herein, the amendment provided herein shall not, by implication or otherwise, limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any Default, nor shall it alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document.  The amendments provided herein shall apply and be effective only on the Seventh Amendment Effective Date and only with respect to the provisions of the Existing Credit Agreement specifically referred to by such amendments.  Except to the extent a provision in the Existing Credit Agreement is expressly amended herein, the Existing Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

INGLES MARKETS, INCORPORATED, a North Carolina corporation, as the Borrower

By:
Name:
Title:

Ingles Markets, Incorporated

Seventh Amendment to Credit Agreement

Signature Page

bank of america, n.a.,  as Administrative Agent

By:
Name:
Title:

Ingles Markets, Incorporated

Seventh Amendment to Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:
Name:
Title:

Ingles Markets, Incorporated

Seventh Amendment to Credit Agreement

Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:
Name:
Title:

Ingles Markets, Incorporated

Seventh Amendment to Credit Agreement

Signature Page

CAPITAL BANK, as a Lender

By:
Name:
Title:

Ingles Markets, Incorporated

Seventh Amendment to Credit Agreement

Signature Page

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Ingles Markets, Incorporated

Seventh Amendment to Credit Agreement

Signature Page

SUNTRUST BANK, as a Lender

By:
Name:
Title:

Ingles Markets, Incorporated

Seventh Amendment to Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Ingles Markets, Incorporated

Seventh Amendment to Credit Agreement

Signature Page